Goldman Sachs Variable Insurance Trust

Service Shares of the
Goldman Sachs Equity Index Fund (the “Fund”)

Supplement dated September 15, 2009 to the
Prospectus dated April 30, 2009 (the “Prospectus”)

The first two sentences in the “Dividends” section of the Prospectus shall be deleted in their entirety and replaced with the following:

Distributions from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually.

This Supplement should be retained with the Prospectus
for future reference.

VITEIDIVSTK 09-09